SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2004

Delco Remy International, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-13683	35-1909253
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2902 Enterprise Drive
Anderson, Indiana		46013
(Address of principal executive offices)		(Zip Code)

(765) 778-6499

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report)

Delco Remy International, Inc. (the “Company”) hereby amends and restates its Current Report on Form 8-K which was filed with the Securities and Exchange Commission on March 31, 2004.

The purpose of this amendment and restatement is to change the item number from “Item 5. Other Events and Regulation FD Disclosure” to “Item 9. Regulation FD Disclosure.”

Item 7.	Financial Statements and Exhibits

(c) Exhibits.

99.1	Selected portions of information that the Company expects to disclose to prospective investors in connection with the Company’s offering of notes.

Item 9.	Regulation FD Disclosure

The Company announced on March 30, 2004 that it plans to issue $125 million of Second-Priority Senior Secured Floating Rate Notes due 2009 and $150 million of Senior Subordinated Notes due 2012. In connection with this offering, furnished as Exhibit 99.1 to this report are selected portions of information that the Company expects to disclose to prospective investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2004	DELCO REMY INTERNATIONAL, INC.

	By:	/s/ Rajesh K. Shah

	Name:	Rajesh K. Shah
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Selected portions of information that the Company expects to disclose to prospective investors in connection with the Company’s offering of notes.